[LOGO OF COREL APPEARS HERE]                                    EXHIBIT 99.01

COREL FINANCIAL CONTACT:                        COREL PRESS CONTACT:
Michael O'Reilly                                Carrie Bendzsa
613-728-0826 ext 1667                           613-728-0826 ext 1524
michaelor@corel.ca                              carriebe@corel.ca

                             FOR IMMEDIATE RELEASE

                  COREL ANNOUNCES FOURTH QUARTER 1997 RESULTS
                         RESTATES FIRST THREE QUARTERS

OTTAWA, CANADA--JANUARY 20, 1998--Today, Corel Corporation released its 1997 fourth quarter financial results and results for its fiscal year ended November 30, 1997. (All the financial information is expressed in U.S. currency.) Revenues for the fourth quarter were $43.6 million, and for the full year were $260.6 million. The Company's net loss for the 1997 fiscal year was $231.8 million or $3.34 per share (fully diluted), which corresponds with the aggregate of the previously reported results for the first three quarters and the estimated loss for the fourth quarter of $95 million announced on December 18, 1997. That estimate included a write-off of approximately $28 million relating to the unamortized balance of costs of certain JAVA technologies acquired through technology exchange transactions during the first three quarters of fiscal 1997.

The result actually reported for the fourth quarter is a loss of $67 million, or $1.00 per share (fully diluted). This differs from the $95 million estimate because the revenues and the related amortization of costs previously reported for the JAVA technologies exchange transactions will be eliminated in the audited financial statements for the year, thereby eliminating the $28 million write-off in the fourth quarter. The accounting treatment of these transactions in the first three quarters was considered appropriate at the time. The treatment now adopted results from further consideration by the Company's auditors in connection with the year-end audit.

Applying this treatment for the first three quarters results in reductions in revenues of $13 million, $13 million and $7 million, producing losses of $11.3 million, $117.6 million and $35.9 million in the first, second, and third quarters, respectively. The quarterly results as reported for the first three quarters are restated accordingly. The full effects of the restatement are set out in detail in the financial summaries released today.

As previously estimated, actual fourth quarter results indicate the Company's cash position increased during the fourth quarter by more than $8 million to $30.6 million in cash and short-term investments. At the same time, current liabilities have remained reasonably constant relative to the fourth quarter of fiscal 1996 while long-term debt relating to the acquisition of WordPerfect technologies continues to decline. The Company has not borrowed or required any additional financing throughout fiscal 1997. The carrying value of the Company's inventories at the end of the fourth quarter of fiscal 1997 has been reduced by more than 60% from its level at the end of the fourth quarter of fiscal 1996.

Dr. Michael Cowpland, president and CEO commented: "While the results for the 1997 fiscal year are disappointing, the Company remains strong and well positioned for a successful 1998. In our continuing focus on core products, the Company divested a number of product categories in 1997 that did not directly support our key graphics and business productivity software lines. We see this as enhancing our ability to provide approximately 25 million users of CorelDraw and of the WordPerfect family of products with the most effective graphics and office productivity tools available. Our products continue to be well received in the marketplace. We are convinced that this strategy will keep us on the competitive edge, particularly in our growing corporate licensing market. Further, our significant ongoing investment in Java is now bringing us very close to the start of a new era in Webtop computing, that combines the power of Java, dynamic HTML and XML. As many leaders in our industry are acknowledging, the emergence of this new type of technology may be one of the most compelling events on the 1998 horizon and we are very excited about being at the forefront."

This press release may contain certain statements that are forward looking as that term is defined in the US Private Securities Litigation Reform Act of 1995.
                            ---------------------------------------------------
These statements are based on current expectations that are subject to risks and uncertainties. Actual results will differ due to factors such as customer demand, product ship schedules, PC shipment growth, product mix, competitive products and pricing, technological shifts and other issues discussed in the company's Report on Form 10-K.

Incorporated in 1985, Corel Corporation is recognized internationally as an award-winning developer and marketer of productivity applications, graphics and Internet software. Corel's product line includes CorelDRAW/TM/, Corel(R) WordPerfect(R) Suite, Corel(R) Office Professional, and Corel(R) WebMaster Suite. Corel's products run on most operating systems, including: Windows(R), Macintosh(R), UNIX, MS-DOS, and OpenVMS and are consistently rated among the strongest in the industry. The company ships its products in over 17 languages through a network of more than 160 distributors in 70 countries worldwide. Corel is traded on the Toronto Stock Exchange (symbol: COS) and the NASDAQ - National Market System (symbol: COSFF). For more information visit Corel's home page on the Internet at http://www.corel.com.
                --------------------

                                     -30-

Corel, WordPerfect, CorelDRAW, Corel VENTURA and Corel WebMaster Suite are trademarks or registered trademarks of Corel Corporation or Corel Corporation Limited. Windows is a registered trademark of Microsoft Corporation. Macintosh is a registered trademark of Apple Computer Corp. All other product and company names are trademarks or registered trademarks of their respective companies.

                               COREL CORPORATION
            RESTATED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                        QUARTER ENDED FEBRUARY 28, 1997

-------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF OPERATIONS
(US dollars, 000s omitted except per share data, unaudited)
-------------------------------------------------------------------------

                                               QUARTER ENDED
-------------------------------------------------------------------------
                                    FEBRUARY 28, 1997 February 29, 1996
-------------------------------------------------------------------------
Sales                                        $ 80,718          $ 36,423
Cost of sales                                  24,023             9,446
-------------------------------------------------------------------------
  Gross Profit                                 56,695            26,977

Expenses:
  Advertising                                  19,873            15,397
  Selling, general and administrative          19,652            10,539
  Research and development                     18,823             8,219
  Depreciation and amortization                 6,894             3,671
  Loss on foreign exchange                        183               301
-------------------------------------------------------------------------
                                               65,425            38,127
-------------------------------------------------------------------------

Income (loss) from operations                  (8,730)          (11,150)
Interest expense (income)                         501            (1,000)
-------------------------------------------------------------------------
Income (loss) before income taxes              (9,231)          (10,150)
Income taxes                                    2,023            (3,551)
-------------------------------------------------------------------------
Net income (loss)                            $(11,254)         $ (6,599)
=========================================================================
EARNINGS PER SHARE:
  Net loss per common share
    Basic                                    $  (0.19)         $  (0.13)
    Fully diluted                            $  (0.16)         $  (0.12)
  Average number of common shares
   outstanding (000s)
    Basic                                      60,068            49,605
    Fully diluted                              72,400            56,864


                               COREL CORPORATION
           RESTATED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                        QUARTER ENDED FEBRUARY 28, 1997

--------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEETS
(US dollars, 000s omitted, unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                            FEBRUARY 28, 1997  November 30, 1996
--------------------------------------------------------------------------------

ASSETS

Current assets:
        Cash and short-term investments          $ 12,016        $  6,924
        Accounts receivable - Trade               118,955         135,338
                            - Other                 1,669           1,341
        Inventory                                  31,874          30,390
        Income taxes recoverable                      607              12
        Deferred income taxes                       4,190           2,940
        Prepaid expenses                           17,550          18,388
                                                 --------        --------
                                                  186,861         195,333

Deferred income taxes                               1,444             870

Capital assets                                    186,331         202,275
                                                 --------        --------
                                                 $374,636        $398,478
                                                 ========        ========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
        Accounts payable                         $ 12,775        $ 17,592
        Accrued liabilities                        27,912          34,801
        Current portion of long-term debt          15,888          15,500
        Deferred revenue                            8,426           6,495
                                                 --------        --------
                                                   65,001          74,388

Long-term debt                                     30,388          33,830

Shareholders' equity:
        Share capital                             203,194         202,953
        Contributed surplus                           352             352
        Retained earnings                          75,701          86,955
                                                 --------        --------
                                                  279,247         290,260
                                                 --------        --------
                                                 $374,636        $398,478
                                                 ========        ========



                               COREL CORPORATION
            RESTATED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                        QUARTER ENDED FEBRUARY 28, 1997

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF CHANGES IN FINANCIAL POSITION
(US dollars, 000s omitted, unaudited)
--------------------------------------------------------------------------------

                                                     QUARTER ENDED
--------------------------------------------------------------------------------
                                           FEBRUARY 28, 1997  February 29, 1996
--------------------------------------------------------------------------------
Cash provided by (used for):

Operations:
  Net income (loss)                                $ (11,254)         $  (6,599)
  Items which do not involve cash:
    Depreciation and amortization                     20,756              5,961
    Loss (gain) on disposal of assets                     (1)             1,446
    Deferred income taxes                             (1,824)              (202)
  Changes in non-cash working capital                  5,039            (18,975)
                                                   ---------          ---------
                                                      12,716            (18,369)
                                                   =========          =========

Financing:
  Issue of share capital                                 241              4,638
  Repayment of long-term debt                         (3,054)                --
                                                   ---------          ---------
                                                      (2,813)             4,638
                                                   =========          =========

Investments:
  Purchase of capital assets                          (4,845)            (9,220)
  Proceeds on disposal of assets                          34                 49
                                                   ---------          ---------
                                                      (4,811)            (9,171)
                                                   =========          =========

Net increase (decrease) in cash                        5,092            (22,902)
Cash at beginning of period                            6,924             81,816
                                                   ---------          ---------
Cash at end of period                              $  12,016          $  58,914
                                                   =========          =========


                               COREL CORPORATION
             RESTATED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                   QUARTER AND SIX MONTHS ENDED MAY 31, 1997

-------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF OPERATIONS
(US dollars, 000s omitted except per share data, unaudited)
-------------------------------------------------------------------------

                                                   QUARTER ENDED MAY 31              SIX MONTHS ENDED MAY 31
--------------------------------------------------------------------------------------------------------------
                                                 1997              1996               1997              1996
--------------------------------------------------------------------------------------------------------------
Sales                                       $  87,413           $87,474          $ 168,131          $123,897
Cost of sales                                  18,828            21,748             42,851            31,194
--------------------------------------------------------------------------------------------------------------
  Gross Profit                                 68,585            65,726            125,280            92,703

Expenses:
  Advertising                                  20,529            22,674             40,402            38,071
  Selling, general and administrative          22,059            20,180             41,711            30,719
  Research and development                     22,298            17,355             41,121            25,574
  Depreciation and amortization                 7,282             4,882             14,176             8,553
  Write-down of purchased software
    and royalties                             113,674                 -            113,674                 -
  Loss on foreign exchange                        834               108              1,017               409
--------------------------------------------------------------------------------------------------------------
                                              186,676            65,199            252,101           103,326
--------------------------------------------------------------------------------------------------------------

Income (loss) from operations                (118,091)              527           (126,821)          (10,623)
Interest expense (income)                         337              (246)               838            (1,246)
--------------------------------------------------------------------------------------------------------------
Income (loss) before income taxes            (118,428)              773           (127,659)           (9,377)
Income taxes                                     (806)              267              1,217            (3,284)
--------------------------------------------------------------------------------------------------------------
Net income (loss)                           $(117,622)          $   506          $(128,876)         $ (6,093)

Retained earnings beginning of period          75,701            83,106             86,955            89,705
Premium on cancellation of shares                (269)                -               (269)                -
--------------------------------------------------------------------------------------------------------------
Retained earnings (deficit) end of period   $ (42,190)          $83,612          $ (42,190)         $ 83,612
==============================================================================================================
EARNINGS PER SHARE:
  Net income (loss) per common share
    Basic                                   $   (1.96)          $  0.01          $   (2.15)         $  (0.11)
    Fully diluted                           $   (1.66)          $  0.01          $   (1.80)         $  (0.10)
  Average number of common shares
   outstanding (000s)
    Basic                                      60,082            59,717             60,075            54,689
    Fully diluted                              70,844            69,393             71,613            63,163


                               COREL CORPORATION
             RESTATED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                   QUARTER AND SIX MONTHS ENDED MAY 31, 1997

--------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEETS
(US dollars, 000s omitted, unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                             MAY 31, 1997     November 30, 1996
--------------------------------------------------------------------------------

ASSETS

Current assets:
        Cash and short-term investments          $ 20,634       $  6,924
        Accounts receivable - Trade               106,645        135,338
                            - Other                 5,132          1,341
        Inventory                                  25,009         30,390
        Income taxes recoverable                   10,389             12
        Deferred income taxes                       2,528          2,940
        Prepaid expenses                            4,173         18,388
                                                 --------       --------
                                                  174,510        195,333

Deferred income taxes                                 239            870

Investment                                          1,633             --

Capital assets                                     77,911        202,275
                                                 --------       --------
                                                 $254,293       $398,478
                                                 ========       ========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
        Accounts payable                         $ 14,806       $ 17,592
        Accrued liabilities                        28,188         34,801
        Current portion of long-term debt          14,500         15,500
        Deferred revenue                            8,156          6,495
                                                 --------       --------
                                                   65,650         74,388

Long-term debt                                     27,644         33,830

Shareholders' equity:
        Share capital                             202,837        202,953
        Contributed surplus                           352            352
        Retained earnings (deficit)               (42,190)        86,955
                                                 --------       --------
                                                  160,999        290,260
                                                 --------       --------
                                                 $254,293       $398,478
                                                 ========       ========



                               COREL CORPORATION
             RESTATED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                   QUARTER AND SIX MONTHS ENDED MAY 31, 1997

-----------------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF CHANGES IN FINANCIAL POSITION
(US dollars, 000s omitted, unaudited)
-----------------------------------------------------------------------------------------

                                              QUARTER                    SIX MONTHS
                                            ENDED MAY 31                ENDED MAY 31
-----------------------------------------------------------------------------------------
                                          1997         1996         1997         1996
-----------------------------------------------------------------------------------------
Cash provided by (used for):

Operations:
  Net income (loss)                    $(117,622)  $     506    $(128,876)    $  (6,093)
  Items which do not involve cash:
    Depreciation and amortization         10,013      13,006       30,769        18,967
    Loss (gain) on disposal of assets        (60)        218          (61)        1,664
    Deferred income taxes                  2,867        (582)       1,043          (784)
    Write-down of purchased software
     and royalties                       113,674          --      113,674            --
  Changes in non-cash working capital     12,528     (31,630)      17,567       (50,605)
----------------------------------------------------------------------------------------
                                          21,400     (18,482)      34,116       (36,851)
----------------------------------------------------------------------------------------

Financing:
  Issue of share capital                      34      90,655          275        95,293
  Shares purchased for cancellation         (660)         --         (660)           --
  Increase in long-term debt                  --      55,000           --        55,000
  Repayment of long-term debt             (4,132)         --       (7,186)           --
----------------------------------------------------------------------------------------
                                          (4,758)    145,655       (7,571)      150,293
----------------------------------------------------------------------------------------

Investments:
  Purchase of investment                  (1,633)         --       (1,633)           --
  Purchase of capital assets              (6,445)   (178,791)     (11,290)     (188,011)
  Proceeds on disposal of assets              54         199           88           248
----------------------------------------------------------------------------------------
                                          (8,024)   (178,592)     (12,835)     (187,763)
----------------------------------------------------------------------------------------

Net increase (decrease) in cash            8,618     (51,419)      13,710       (74,321)
Cash at beginning of period               12,016      58,914        6,924        81,816
----------------------------------------------------------------------------------------
Cash at end of period                  $  20,634   $   7,495    $  20,634     $   7,495
----------------------------------------------------------------------------------------

                               COREL CORPORATION
            RESTATED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                 QUARTER AND NINE MONTHS ENDED AUGUST 31, 1997

-------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF OPERATIONS
(US dollars, 000s omitted except per share data, unaudited)
-------------------------------------------------------------------------

                                                QUARTER ENDED AUGUST 31          NINE MONTHS ENDED AUGUST 31
--------------------------------------------------------------------------------------------------------------
                                                 1997              1996               1997              1996
--------------------------------------------------------------------------------------------------------------
Sales                                        $ 48,803          $ 84,942          $ 216,934          $208,839
Cost of sales                                  13,221            33,040             56,072            64,234
--------------------------------------------------------------------------------------------------------------
  Gross Profit                                 35,582            51,902            160,862           144,605

Expenses:
  Advertising                                  20,523            22,921             60,925            60,992
  Selling, general and administrative          22,462            19,359             64,173            50,848
  Gain on sale of CD Creator                        -           (10,426)                 -           (10,426)
  Research and development                     22,433            19,611             63,554            44,415
  Depreciation and amortization                 7,419             5,483             21,595            14,036
  Write-down of purchased software
    and royalties                                   -                 -            113,674                 -
  Loss (gain) on foreign exchange                 402              (509)             1,419              (100)
--------------------------------------------------------------------------------------------------------------
                                               73,239            56,439            325,340           159,765
--------------------------------------------------------------------------------------------------------------

Income (loss) from operations                 (37,657)           (4,537)          (164,478)          (15,160)
Interest expense (income)                         152              (441)               990            (1,687)
--------------------------------------------------------------------------------------------------------------
Income (loss) before income taxes             (37,809)           (4,096)          (165,468)          (13,473)
Income taxes                                   (1,897)             (895)              (680)           (4,179)
--------------------------------------------------------------------------------------------------------------
Net income (loss)                            $(35,912)         $ (3,201)         $(164,788)         $ (9,294)

Retained earnings (deficit)
  beginning of period                         (42,190)           83,612             86,955            89,705
Premium on cancellation of shares                (100)                -               (369)                -
--------------------------------------------------------------------------------------------------------------
Retained earnings (deficit) end of period    $(78,202)         $ 80,411          $ (78,202)         $ 80,411
==============================================================================================================
EARNINGS PER SHARE:
  Net income (loss) per common share
    Basic                                    $  (0.59)         $  (0.05)         $   (2.74)         $  (0.16)
    Fully diluted                            $  (0.53)         $  (0.05)         $   (2.35)         $  (0.14)
  Average number of common shares
   outstanding (000s)
    Basic                                      60,565            59,859             60,239            56,418
    Fully diluted                              67,270            69,754             70,155            65,368


                               COREL CORPORATION
            RESTATED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                 QUARTER AND NINE MONTHS ENDED AUGUST 31, 1997

--------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEETS
(US dollars, 000s omitted, unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                            AUGUST 31, 1997  November 30, 1996
--------------------------------------------------------------------------------

ASSETS

Current assets:
        Cash and short-term investments          $ 22,481        $  6,924
        Accounts receivable - Trade                77,901         135,338
                            - Other                 4,755           1,341
        Inventory                                  25,684          30,390
        Income taxes recoverable                    8,345              12
        Deferred income taxes                       3,885           2,940
        Prepaid expenses                            3,011          18,388
                                                 --------        --------
                                                  146,062         195,333

Deferred income taxes                                 405             870

Capital assets                                     72,525         202,275
                                                 --------        --------
                                                 $218,992        $398,478
                                                 ========        ========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
        Accounts payable                         $  7,760        $ 17,592
        Accrued liabilities                        32,967          34,801
        Current portion of long-term debt          14,400          15,500
        Deferred revenue                            8,359           6,495
                                                 --------        --------
                                                   63,486          74,388

Long-term debt                                     24,900          33,830

Shareholders' equity:
        Share capital                             208,456         202,953
        Contributed surplus                           352             352
        Retained earnings (deficit)               (78,202)         86,955
                                                 --------        --------
                                                  130,606         290,260
                                                 --------        --------
                                                 $218,992        $398,478
                                                 ========        ========



                               COREL CORPORATION
            RESTATED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                 QUARTER AND NINE MONTHS ENDED AUGUST 31, 1997
---------------------------------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF CHANGES IN FINANCIAL POSITION
(US dollars, 000s omitted, unaudited)
---------------------------------------------------------------------------------------------------------

                                                          QUARTER                      NINE MONTHS
                                                      ENDED AUGUST 31                ENDED AUGUST 31
---------------------------------------------------------------------------------------------------------
                                                  1997             1996           1997            1996
---------------------------------------------------------------------------------------------------------

Cash provided by (used for):

Operations:
  Net income (loss)                             $(35,912)       $ (3,201)       $(164,788)     $  (9,294)
  Items which do not involve cash:
    Depreciation and amortization                 12,674          17,769           43,443         36,736
    Loss (gain) on disposal of assets                (57)             56             (118)         1,720
    Deferred income taxes                         (1,523)           (690)            (480)        (1,474)
    Write-down of purchased software
     and royalties                                    --              --          113,674             --
    Write-down of investments                      1,633              --            1,633             --
  Changes in non-cash working capital             29,588          (4,027)          47,155        (54,632)
---------------------------------------------------------------------------------------------------------
                                                   6,403           9,907           40,519        (26,944)
---------------------------------------------------------------------------------------------------------
Financing:
  Issue of share capital                           5,761             793            6,036         96,086
  Shares purchased for cancellation                 (242)             --             (902)            --
  Increase in long-term debt                          --              --               --         55,000
  Repayment of long-term debt                     (2,844)         (2,059)         (10,030)        (2,059)
---------------------------------------------------------------------------------------------------------
                                                   2,675          (1,266)          (4,896)       149,027
---------------------------------------------------------------------------------------------------------
Investments:
  Purchase of investment                              --              --           (1,633)            --
  Purchase of capital assets                      (7,291)        (13,927)         (18,581)      (201,938)
  Proceeds on disposal of assets                      60               4              148            252
---------------------------------------------------------------------------------------------------------
                                                  (7,231)        (13,923)         (20,066)      (201,686)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                    1,847          (5,282)          15,557        (79,603)
Cash at beginning of period                       20,634           7,495            6,924         81,816
---------------------------------------------------------------------------------------------------------
Cash at end of period                           $ 22,481        $  2,213        $  22,481      $   2,213
=========================================================================================================

                               COREL CORPORATION
                 CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                   QUARTER AND YEAR ENDED NOVEMBER 30, 1997

-------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF OPERATIONS
(US dollars, 000s omitted except per share data, unaudited)
-------------------------------------------------------------------------

                                              QUARTER ENDED NOVEMBER 30               YEAR ENDED NOVEMBER 30
--------------------------------------------------------------------------------------------------------------
                                                 1997              1996               1997              1996
--------------------------------------------------------------------------------------------------------------
Sales                                       $  43,647          $125,406          $ 260,581          $334,245
Cost of sales                                  28,064            36,860             84,136           101,094
--------------------------------------------------------------------------------------------------------------
  Gross Profit                                 15,583            88,546            176,445           233,151

Expenses:
  Advertising                                  18,636            31,690             79,561            92,682
  Selling, general and administrative          20,307            20,941             84,480            71,019
  Gain on sale of CD Creator                        -                 -                  -           (10,426)
  Research and development                     25,945            20,742             89,499            65,927
  Depreciation and amortization                 4,680             5,045             26,275            19,081
  Write-down of purchased software
    and royalties                               3,838                 -            117,512                 -
  Loss (gain) on foreign exchange                (655)              (41)               764              (141)
--------------------------------------------------------------------------------------------------------------
                                               72,751            78,377            398,091           238,142
--------------------------------------------------------------------------------------------------------------

Income (loss) from operations                 (57,168)           10,169           (221,646)           (4,991)
Interest expense (income)                         164               296              1,154            (1,391)
--------------------------------------------------------------------------------------------------------------
Income (loss) before income taxes             (57,332)            9,873           (222,800)           (3,600)
Income taxes                                    9,558             3,329              8,878              (850)
--------------------------------------------------------------------------------------------------------------
Net income (loss)                           $ (66,890)         $  6,544          $(231,678)         $ (2,750)

Retained earnings (deficit)
  beginning of period                         (78,202)           80,411             86,955            89,705
Premium on cancellation of shares                 (64)                -               (433)                -
--------------------------------------------------------------------------------------------------------------
Retained earnings (deficit) end of period   $(145,156)         $ 86,955          $(145,156)         $ 86,955
==============================================================================================================

EARNINGS PER SHARE:
  Net income (loss) per common share
    Basic                                   $   (1.10)         $   0.11          $   (3.84)         $  (0.05)
    Fully diluted                           $   (1.00)         $   0.09          $   (3.34)         $  (0.04)

  Average number of common shares
   outstanding (000s)
    Basic                                      60,623            59,920             60,297            57,289
    Fully diluted                              66,772            70,649             69,272            66,681


                               COREL CORPORATION
                 CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                   QUARTER AND YEAR ENDED NOVEMBER 30, 1997

--------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEETS
(US dollars, 000s omitted, unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                            NOVEMBER 30, 1997  November 30, 1996
--------------------------------------------------------------------------------

ASSETS

Current assets:
        Cash and short-term investments         $  30,629        $  6,924
        Accounts receivable - Trade                50,951         135,338
                            - Other                 2,310           1,341
        Inventory                                  11,412          30,390
        Income taxes recoverable                       --              12
        Deferred income taxes                       2,353           2,940
        Prepaid expenses                            2,591          18,388
                                                ---------        --------
                                                  100,246         195,333

Deferred income taxes                                  --             870

Capital assets                                     63,497         202,275
                                                ---------        --------
                                                $ 163,743        $398,478
                                                =========        ========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
        Accounts payable                        $  13,840        $ 17,592
        Accrued liabilities                        34,223          34,801
        Current portion of long-term debt          13,500          15,500
        Income taxes payable                        4,203              --
        Deferred revenue                           14,124           6,495
                                                ---------        --------
                                                   79,890          74,388

Long-term debt                                     24,044          33,830

Shareholders' equity:
        Share capital                             204,235         202,953
        Contributed surplus                           730             352
        Retained earnings (deficit)              (145,156)         86,955
                                                ---------        --------
                                                   59,809         290,260
                                                ---------        --------
                                                $ 163,743        $398,478
                                                =========        ========


                               COREL CORPORATION
                 CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                   QUARTER AND YEAR ENDED NOVEMBER 30, 1997
-------------------------------------------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF CHANGES IN FINANCIAL POSITION
(US dollars, 000s omitted, unaudited)
-------------------------------------------------------------------------------------------------------------------

                                                                  QUARTER                           YEAR
                                                             ENDED NOVEMBER 30                ENDED NOVEMBER 30
-------------------------------------------------------------------------------------------------------------------
                                                             1997           1996            1997           1996
-------------------------------------------------------------------------------------------------------------------
Cash provided by (used for):

Operations:
  Net income (loss)                                       $(66,890)       $  6,544        $(231,678)     $  (2,750)
  Items which do not involve cash:
    Depreciation and amortization                            8,839          19,817           52,282         58,553
    Loss (gain) on disposal of assets                         (288)            (11)            (406)         1,709
    Deferred income taxes                                    1,937          (4,831)           1,457         (6,305)
    Write-down of purchased software
     and royalties                                           3,838              --          117,512             --
  Changes in non-cash working capital                       68,371          (4,412)         115,526        (59,044)
-------------------------------------------------------------------------------------------------------------------
                                                            15,807          17,107           54,693         (9,837)
-------------------------------------------------------------------------------------------------------------------

Financing:
  Issue of share capital                                       170           1,066            6,206         97,152
  Shares purchased for cancellation                         (4,077)             --           (4,979)            --
  Increase in long-term debt                                    --              --               --         55,000
  Repayment of long-term debt                               (1,756)         (3,611)         (11,786)        (5,670)
-------------------------------------------------------------------------------------------------------------------
                                                            (5,663)         (2,545)         (10,559)       146,482
-------------------------------------------------------------------------------------------------------------------

Investments:
  Purchase of capital assets                                (4,842)         (9,879)         (23,423)      (211,817)
  Proceeds on disposal of assets                             2,846              28            2,994            280
-------------------------------------------------------------------------------------------------------------------
                                                            (1,996)         (9,851)         (20,429)      (211,537)
-------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in cash                              8,148           4,711           23,705        (74,892)
Cash at beginning of period                                 22,481           2,213            6,924         81,816
-------------------------------------------------------------------------------------------------------------------
Cash at end of period                                     $ 30,629        $  6,924        $  30,629      $   6,924
===================================================================================================================